Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-QSB of Quantitative Methods Corporation (the "Company") for the fiscal quarter ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Pierre C. Miron, President and Director of Quantitative Methods Corporation, and Helga Leuthe, Secretary/Treasurer and Director of Quantitative Methods Corporation, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

Dated:  February 14, 2006




/s/ Pierre C. Miron
Pierre C. Miron, President and Director




/s/ Helga Leuthe
Helga Leuthe, Secretary/Treasurer and Director